Robotic Last Mile Delivery August 2024 Exhibit 99.2

Disclaimer FORWARD LOOKING STATEMENTS This Serve Robotics Inc. (the “Company”) investor presentation contains “forward-looking statements,” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the context of the statement and generally arise when we or our management are discussing our beliefs, estimates or expectations. Such statements generally include the words “believes,” “plans,” “intends,” “targets,” “may,” “could,” “should,” “will,” “expects,” “estimates,” “suggests,” “anticipates,” “outlook,” “continues,” or similar expressions. These statements are not historical facts or guarantees of future performance, but represent management’s belief at the time the statements were made regarding future events which are subject to certain risks, uncertainties and other factors, many of which are outside of our control. Actual results and outcomes may differ materially from what is expressed or forecast in such forward-looking statements. Forward-looking statements include, without limitation, statements regarding the Company’s partnership with Magna, timing of the Company’s robot deployment, the Company’s ability to expand to additional markets, and the Company’s timing and ability to scale to commercial production. The forward-looking statements contained in this investor presentation are also subject to other risks and uncertainties, including those more fully described in our filings with the Securities and Exchange Commission (“SEC”), including in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations'' in our Annual Report on Form 10-K for the year ended December 31, 2023, our Quarterly Report on Form 10-Q for the three months ended June 30, 2024, and in the Company’s subsequent SEC filings. The Company can give no assurance that the plans, intentions, expectations or strategies as reflected in or suggested by those forward-looking statements will be attained or achieved. The forward-looking statements in this presentation are based on information available to the Company as of the date hereof, and the Company disclaims any obligation to update any forward-looking statements, except as required by law. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this presentation. INDUSTRY AND MARKET DATA In this presentation, the Company relies on and refers to information and statistics regarding the sectors in which the Company competes and other industry data. the Company obtained this information and statistics from third-party sources, including reports by market research firms. Although the Company believes these sources are reliable, the Company has not independently verified the information and does not guarantee its accuracy and completeness. The Company has supplemented this information where necessary with information from discussions with customers and the Company’s own internal estimates, taking into account publicly available information about other industry participants and the Company’s management’s best view as to information that is not publicly available. TRADEMARKS AND TRADE NAMES The Company owns or has rights to various trademarks, service marks and trade names that it uses in connection with the operation of its business. This presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners The use or display of third parties’ trademarks, service marks. trade names or products in this presentation is not intended in. and does not imply. a relationship with the Company or an endorsement or sponsorship by or of the Company. Solely for convenience, the trademarks. service marks and trade names referred to in this presentation may appear without the ©, ™ or SM symbols, but such references are not intended to indicate, in any way, that the Company will not assert, to the fullest extent under applicable law, its rights or the right of the applicable licensor in these trademarks, service marks and trade names. 2

Rapid progress in robotics and artificial intelligence (AI) can help reduce our reliance on cars ● U.S. drivers killed 20 pedestrians each day in 2021 1 ● Private cars & vans caused ~10% of global energy-related CO2 emissions in 2022 2 ● Tailwinds accelerating robot adoption include: advances in AI, faster & cheaper compute, cheaper sensors and ubiquitous data connectivity, as well as labor shortages, wage inflation & new worker classification laws 1. “Share the Road: It’s Everyone’s Responsibility” (NHTSA, 2023) 2. “Cars and Vans” (IEA, 2022) Why move 2 lb burritos… in 2 ton cars? 3

$450B by 2030: The untapped market for robotic & drone delivery 1 1. TAM calculation sourced from ARK (Big Ideas 2024) and Company estimates 2. Internal historical delivery data 3. Internal financial projections model Delivery is in hyper-growth, but costs prevent profits: ● +200% — DoorDash revenue growth (2020 to 2023) ● +235% — DoorDash cost of revenue increase (2020 to 2023) AI-powered robots are on a mission to make last mile delivery profitable: ● 2.5 miles — Median distance of food deliveries in the United States 2 ● $1.00 — Expected average cost of last mile delivery by Serve robots with increased autonomy and adoption 3 4

Veterans in AI, robotics, last mile ● VP at Postmates. Co-founder/CTO at Neurio (acq. Generac) ● Ph.D. in Robotics (UBC) ● 15 patents Ali Kashani, Ph.D. CEO ● Director at Postmates ● Staff engineer at Postmates ● Founding engineer at Postmates X Dmitry Demeshchuk Software ● Director, Postmates. Head of Product, Anki. BigCommerce Lead, EA ● 17+ years leading product in, robotics, marketplaces, video games MJ Burk Chun Product ● VP Corp Dev at GoDaddy. Serial entrepreneur: UpCounsel (acq. LinkedIn), Webs (acq. Vistaprint), Jaxtr ● Graduate of Yale Law & Stanford Touraj Parang President & COO ● SVP Hardware at Latch. VP Hardware at GoPro. Lead engineer at Apple. ● BS in Engineering (U of Sheffield) Euan Abraham Hardware Brian Read CFO ● Controller at Apptronik Inc. ● Public Finance roles at REE Automotive and Coherent ● PricewaterCoopers; Certified Public Accountant (CPA) 5 Rajesh Radhakrishnan Autonomy ● Director at Ghost Autonomy; Head of ML at John Deere. Founding engineer at Blue River (acq. John Deere) ● MS in Computer Science (UT Arlington) Rajesh Radhakrishnan Autonomy ● Director at Ghost Autonomy; Head of ML at John Deere. Founding engineer at Blue River (acq. John Deere) ● MS in Computer Science (UT Arlington)

Investments by… 6 Technical partner since 2018.Largest shareholder & commercial partner. German food delivery platform in EU & Asia. First convenience store partner (13,000 stores in US/Canada).

Recent highlights 7 $15 million additional capital ● July 2024 private placement transaction with single institutional investor Operational expansion ● Q2 2024 saw 28% increase in average supply hours and 23% increase in daily active robots ● Expanded Los Angeles operations for delivery operations into Koreatown, LA Revenue growth ● Q2 2024 revenue of $0.46 million, including 80% sequential growth in our delivery and branding revenue, and $0.4 million in software service revenue

Track record of growth: 1 market, 300+ restaurants 8 25% MoM growth 24 months of rapid increase in deliveries since early 2022 Up to 99.94% reliability delivery completion 10x better than drivers, with roughly 0.5 failed delivery per 1,000 Over 50,000 deliveries in L.A. 100 robots for deliveries & R&D Serve’s delivery volume in Los Angeles 1 1. All figures based on internal historical delivery data Serve’s Los Angeles Fleet

2000 robots under contract with 9 We have signed one of the largest contracts in the AV industry with Uber Eats. Full 2,000-robot deployment expected by the end of 2025. Our fleet is already integrated into Uber, helping grow to new markets more efficiently and achieve high levels of robot utilization ● Los Angeles (expansion): ○ At least 250 robots by end of Q1 2025 ● Expansion markets (new deployment): ○ Next new metro entered by end of Q2 2025 ○ Options include San Diego, Dallas, Vancouver

Design Design phase is complete for third generation robot. Engineering, validation, and test (“EVT”) units have entered validation and testing phase, and are in certification process. Manufacturing Magna secured as contract manufacturer. First robots to roll off production line by the end of Q4 2024. Initial materials procured from global supply chain network and initial manufacturing steps begun underway Deployment Goal: Deploy 2,000 robots by EOY 2025. At least 250 additional robots in Los Angeles expected by the end of Q1 2025. One new major metro by the end of Q2 2025. New markets under consideration include San Diego, Dallas, and Vancouver. Scaled Operation Goal: Improve operational performance and efficiency in new geographies over time. At full utilization, each robot expected to pay for itself in under one year. Generate consistent improvements to robot placement, autonomy software, and operations. Phased 2,000-robot rollout on track ✓ COMPLETED ON TRACK ON TRACK TO COME

We know delivery With unique insights from inception inside a delivery platform, we believe we have: ● Unique AI-powered robots ● Unique fleet operations ● Unique go-to-market strategy All-terrain 7 mph top speed 13 gallons of cargo, holds up to 4 pizzas All day battery Touch-screen interface Full-stack AV sensors Level 4 autonomy Redundant connectivity Built for Urban Delivery Using Proprietary Data (Postmates X) 11

High Safety & Reliability Low rate of failure thanks to advanced hardware & software, and redundant sensing & AI Superior Economics Lower delivery cost due to underlying forces High Autonomy Level 4-capable fleet High Utilization Scaling on a major delivery platform High Efficiency Purpose-built for operation at scale We believe we are market leaders in urban robotic delivery Our AI-powered robots are on a mission to make urban delivery profitable: 12

Autonomous Urban Robots Autonomous Vehicles Drones Range Short Distance Medium Distance Long Distance Safety Risk Low High High Regulations Permitted Restricted Restricted Commercialization Launched R&D R&D Delivery robots target a large market segment with clear path to scale Delivery is multi-modal: 13

Robots have more diverse revenue opportunities than couriers Out-of-home (“OOH”) ads have supplemented our delivery revenue. Monetizing unique robot capabilities such as ads & data, as well as licensing the underlying technology, make robots more profitable than couriers. 14

Serve as a platform Magna International has licensed our technology to accelerate development of its new robotic products As a leading urban robotic delivery company, we believe we are well-positioned to become a platform of choice for companies building new non-competing robots and services for complex public spaces. We believe this provides us with an additional monetization opportunity. 15

We are among the first AV companies to bring Level 4 delivery robots to market Level 2 & 3 — R.C. Robots ● Humans always in the loop to maintain safe operation ● Safety risk due to reliance on data networks and human drivers ● Poor economics, hard to scale, and low barrier to entry Level 4 — Serve Robots ● No human in the loop for safety, within designated Operational Design Domain (ODD) ● Safety via redundancy ● Compelling economics, and strong moat through deep tech ● Regulatory tailwinds Level 5 — 100% Self-Driving ● No human in the loop at any time ● Not commercially viable today ● Strong regulatory headwinds ● Capital intensive Level 4 autonomy commercialized 16

We have a playbook for capital-efficient growth We have a proven model to finance building large fleets without high capex: 1. Financial partner The financial partner, as lessor, provides upfront capital for robots 2. Contract manufacturer Magna Int’l (tier 1 auto supplier) is Serve’s exclusive contract manufacturer 17

The unbundling of cars After the invention of automobiles, the U.S. went from 25 million horses (1920s) to 283 million cars (2020s), or >11 vehicles replacing each horse, according to some reports 1. We believe the development of specialized, efficient robots in the future has the potential to lead to similar proliferation of robots for every car. 1. 25m horses in the U.S. in 1920 (USDA) versus 283m vehicles in 2022 (US FHWA) 18

2.5% 100% Gas Vehicle 20% Electric Vehicle Relative Energy Consumption Per Km 2: With global adoption, we believe delivery robots could reduce CO2 emissions by approximately 762 Mt annually, while also providing more convenience to consumers. 19 Robots could reduce global emissions by ~2% Annually 1 1. Estimated using internal data and 2022 global emissions from the Global Carbon Project 2. Transportation Research Part D: Transport and Environment (Vol 85, 2020)

Capital Markets Update ● Total of $60.0 million in financing completed in 2024 ○ January: Issued $5.0 million convertible notes ○ April: Completed $40.0 million public offering and uplisted to Nasdaq Capital Market ○ July: Closed $15.0 million private placement transaction Q2 2024 Financial Results ● Q2 revenue: ○ $0.47 million, including $0.30 million of software service ○ As expected, Magna service contract substantially completed during the second quarter ● Delivery and branding highlights: ○ Revenue of $0.17 million, increase of 80% QoQ, and 178% over same period prior year ○ Gross margin improvement of 64% QoQ, and 85% compared to the same period prior year ● Cash and cash equivalents: ○ $28.8 million as of June 30, 2024 ○ Free cash flow, calculated as cash flow used in operations minus capital expenditures, was -$6.5 million and included $1.1 million related to initial manufacturing costs ○ Proceeds from July 2024 private placement to be use to extend the operational runway and other strategic investments ● Share Details: ○ 36.5 million shares outstanding as of June 30 (approx. 42.6 million shares on a fully diluted basis) ○ 37.1 million shares outstanding as of July 31 (approx. 48.2 million shares on a fully diluted basis) Financial Update 20

Thank you!

Appendix: Key Metrics & Revenue 22 ~28% increase in QoQ Daily Supply Hours Q2 Delivery and Branding increased 80% QoQ